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                                                                   EXHIBIT 10.54


                                 PROMISSORY NOTE


LOAN AMOUNT: $1,400,000                                    CUPERTINO, CALIFORNIA
INTEREST RATE: 4.9%                                                 MAY 21, 1999

            FOR VALUE RECEIVED, the undersigned, JOHN W. THOMPSON ("BORROWER"), residing at 82 Old Hill Road, Westport, Connecticut, hereby promises to pay to the order of SYMANTEC CORPORATION, a Delaware corporation ("LENDER"), at its offices at 10201 Torre Ave., Cupertino, California, or at such other place or to such other party as LENDER or the holder of this Note may designate by written notice to BORROWER, in lawful money of the United States of America, the principal sum of one million four hundred thousand dollars ($1,400,000) with interest thereon to be paid as set forth below.

            1. Purpose of Loan. The purpose of the loan evidenced by this Note is to provide purchase money for the acquisition by BORROWER of the property located at 308 Olive Hill Lane, Woodside, California 94062 (the "Property").

            2. Interest. Interest at a rate of 4.9% per annum will accrue on any unpaid principal until the principal is paid in full. Interest shall be due and payable as follows: the first payment of all then-accrued interest shall be due and payable on May 21, 2000; interest owing thereafter (if any) shall be due and payable on May 21, 2001. Notwithstanding the foregoing, the first interest payment shall be forgiven and waived by LENDER as of May 21, 2000, and the second interest payment shall be forgiven and waived by LENDER as of May 21, 2001.

            3. Principal. The entire principal balance shall be due and payable on May 21, 2000. Notwithstanding the foregoing, the entire principal balance shall be due and payable on May 21, 2001 if, prior to May 21, 2000, BORROWER'S employment with LENDER ceases other than for reason of: (i) BORROWER'S voluntary termination without Good Reason; or (ii) termination by LENDER following a determination by two-thirds (2/3) vote of the entire Board of Directors of LENDER that there is Cause for such termination.

            4. Prepayment. BORROWER may prepay all or any portion of the loan evidenced by this Note at any time without penalty, fee or acceleration of the due date of this Note.

            5. Security. Payment of this Note shall be secured by a deed of trust (the "Deed of Trust"), given by BORROWER, as trustor, for the benefit of LENDER, as beneficiary, encumbering the Property.

            6. Acceleration of Due Date. The entire unpaid principal balance of this Note and any accrued interest thereon shall, at the election of LENDER, become immediately due and payable upon the occurrence of any of the following (an "Event of Default"), irrespective of the payment schedules set forth above:

            (a) Any failure on the part of BORROWER to make any payment under this Note when the same is due;

            (b) Any failure on the part of BORROWER to perform or observe any of his obligations under this Note or the Deed of Trust or any other deed of trust, mortgage or security instrument which secures this Note or encumbers the Property as and when performance is due;

            (c) If BORROWER shall sell, transfer or convey the Property or any part thereof, or any interest therein, or shall be divested of title or any interest therein, either by any transfer, conveyance,


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contract of sale or in any manner or way, whether voluntarily or involuntarily, without the written consent of LENDER, which consent shall not be unreasonably withheld being first had and obtained; consent to one transaction under this Paragraph 6(c) shall not constitute a waiver of the right to require consent to future or successive transactions;

            (d) If at any time BORROWER shall admit in writing his inability to pay his debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.

            7. Offset to Compensation. To the fullest extent permitted by law, upon any termination for Cause of BORROWER'S employment with LENDER, BORROWER hereby authorizes LENDER to offset any unpaid principal balance or interest due under this Note against any amounts owed by LENDER to BORROWER, including, but not limited to, any wages, salary, bonuses, accrued vacation or sick pay, and any other employment or consulting compensation or stock repurchase payments. LENDER shall promptly notify BORROWER in writing of any such offset, including an itemization of the amounts offset and the balance, if any, due and payable pursuant to this Note.

            8. Collection Costs Borne by BORROWER. BORROWER agrees to pay the reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred by LENDER in any action brought to enforce the terms of this Note and/or to collect this Note, and any appeal thereof.

            9. Miscellaneous.

            (a) No delay or omission on the part of LENDER in exercising any right under this Note or under the Deed of Trust or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note.

            (b) BORROWER expressly waives presentment, protest and demand, notice to protest, demand and dishonor and nonpayment of this Note and all other notices of any kind, and expressly agrees that this Note, or any payment thereunder, may be extended from time to time without in any way affecting the liability of BORROWER and endorsers hereof.

            10. Late Charge. If payment of principal or interest under this Note shall not be made within 10 days after the date due, BORROWER agrees to pay, in addition to the unpaid principal and interest, interest on any such unpaid amount at a rate of one and one-half percent (1.5%) per month, or at the maximum rate allowed by law, whichever is less. BORROWER agrees that the above-noted calculation represents a fair and reasonable estimate, considering all of the circumstances existing on the date of this Note, of the costs and expenses incident to handling and collecting such delinquent payment that will be sustained by LENDER due to the failure of BORROWER to make timely payment. The parties further agree that proof of actual damages would be costly and impracticable. Such charge shall be paid without prejudice to the right of LENDER to collect any other amounts provided to be paid or to declare a default under this Note or under the Deed of Trust referred to in this Note or from exercising any of the other rights and remedies of LENDER.

            11. Notices Under Other Obligations. BORROWER shall promptly send to LENDER copies of any notices received by BORROWER from the holder of any other deed of trust or mortgage encumbering the Property.

            12. Governing Law. The Note shall be governed by the laws of the State of California and shall be construed in accordance therewith.

            13. Definitions.


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            (a) "Business Day" means any day other than a Saturday, Sunday or a legal holiday observed by employees of the State of California.

            (b) "Good Reason" means (i) a material reduction in BORROWER'S duties that is inconsistent with BORROWER'S position as President and Chief Executive Officer of LENDER or a change in BORROWER'S reporting relationship such that BORROWER no longer report directly to the Board of Directors of LENDER; (ii) BORROWER no longer being President and Chief Executive Officer of LENDER or, in the case of a Change in Control, of the surviving entity or acquiror that results from any Change in Control; (iii) any reduction in BORROWER'S base annual salary or target quarterly or annual bonus (other than in connection with a general decrease in the salary or target bonuses for all officers of LENDER without BORROWER'S consent or material breach by LENDER of any of its obligations under the Employment Agreement dated as of April 11, 1999 between BORROWER and LENDER (the "Employment Agreement") after providing LENDER with written notice and an opportunity to cure within seven (7) business days;
(iv) a requirement by LENDER that BORROWER relocate BORROWER'S principal office to a facility more than 50 miles from LENDER'S current headquarters; or (v) failure of any successor of LENDER to assume the Employment Agreement pursuant its terms.

            (c) "Cause" means (i) gross negligence or willful misconduct in the performance of BORROWER'S duties to LENDER (other than as a result of a disability) that has resulted or is likely to result in substantial and material damage to LENDER, after a demand for substantial performance is delivered to BORROWER by the Board of Directors of LENDER which specifically identifies the manner in which the Board believes BORROWER have not substantially performed BORROWER'S duties and BORROWER has been provided with a reasonable opportunity to cure any alleged gross negligence or willful misconduct; (ii) commission by BORROWER of any act of fraud with respect to LENDER; or (iii) conviction by BORROWER of a felony or a crime involving moral turpitude causing material harm to the business and affairs of LENDER. No act or failure to act by BORROWER shall be considered "willful" if done or omitted by BORROWER in good faith with reasonable belief that BORROWER'S action or omission was in the best interests of LENDER.

            (d) "Change in Control" means (i) any person or entity becoming the beneficial owner, directly or indirectly, of securities of LENDER representing forty percent (40%) of the total voting power of all its then outstanding voting securities, (ii) a merger or consolidation of LENDER in which its voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation, (iii) a sale of substantially all of the assets of LENDER or a liquidation or dissolution of LENDER, or (iv) individuals who, as of the Commencement Date (as such term is defined in the Employment Agreement), constitute the Board of Directors of LENDER (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of LENDER subsequent to the Commencement Date, whose election, or nomination for election by LENDER'S stockholders, was approved by the vote of at least a majority of the directors then in office shall be deemed a member of the Incumbent Board.


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            14. Successors. This Note shall be binding upon BORROWER and the personal representatives, heirs, successors and assigns of BORROWER.

            15. Severability. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

            BORROWER has set his hand to this Note effective as of the date set forth above.

            Dated:  May 21, 1999.


                                              /s/ JOHN W. THOMPSON
                                              ----------------------------------
                                              JOHN W. THOMPSON


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